UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2011

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163

1-2893	Louisville Gas and Electric Company (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	61-0264150

1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) (Kentucky and Virginia) One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On September 15, 2011, Louisville Gas and Electric Company ("LG&E") and Kentucky Utilities Company ("KU", and together with LG&E, the "Companies") issued a press release announcing that they anticipate retiring three older-coal-fired electric generating stations and have commenced certain steps to acquire additional generating units to replace power currently provided by the coal-fired plants.

The Companies filed a certificate of public convenience and necessity with the Kentucky Public Service Commission ("KPSC") on September 15, 2011, requesting approval to build a 640-megawatt, natural gas-fired combined-cycle gas turbine ("NGCC") at the existing Cane Run station site.  KU will own a 78% undivided interest, and LG&E will own a 22% undivided interest, in the new NGCC.  In addition, the Companies also requested approval to purchase three additional natural gas combustion turbines from Bluegrass Generation Company, L.L.C. that are expected to provide up to 495 megawatts ("MW") of peak generation supply (as defined below, the “Bluegrass Plant”).  In conjunction with these matters, at the end of 2015 the Companies plan to retire three coal-fired generating units at LG&E's Cane Run station and also coal-fired generating units at KU's Tyrone and Green River stations.  These generating stations represent approximately 797 MW of aggregate summer capacity.

Plant Retirement and NGCC Construction

The Environmental Protection Agency has issued rules that would require the Companies to implement new technologies to reduce the amount of sulfur dioxide, nitrogen oxide, mercury and other particulates emitted from coal-fired plants.  In view of the cost to retrofit aging plants, the Companies have considered the most cost-effective options to replace energy that is currently delivered by these older coal-fired generating units.  In connection with the filing of their 2011 Integrated Resource Plan with the KPSC in April 2011, the Companies determined that building the NGCC at the existing Cane Run station site would be the most cost-effective method to replace retired generation.  The Companies anticipate that the NGCC construction and Bluegrass Plant acquisition could require up to $800 million in capital costs.  The Companies' previously disclosed estimates of future capital expenditures included these estimated costs.  Formal requests for recovery of the costs associated with NGCC were not included in the Companies' September 15, 2011 filing with the KPSC, but are expected to be included in a future base rate case filing.

Construction of the NGCC is subject to various regulatory approvals, including approval by the KPSC and receipt of certain environmental and construction-related permits. The Companies also anticipate filing an application to the Virginia State Corporation Commission ("VSCC") in connection with the new NGCC plant construction.  Once all approvals are received, construction on the NGCC at Cane Run will begin in 2012 and is expected to be complete by 2016.

Bluegrass Plant Acquisition

On September 15, 2011, the Companies entered into an Asset Purchase Agreement ("APA") with Bluegrass Generation Company, L.L.C. for the purchase of three existing natural gas simple cycle combustion turbine facilities in LaGrange, Kentucky, aggregating approximately 495 MW, plus limited associated contractual arrangements required for operation of the plant (collectively, the "Bluegrass Plant"), for a purchase price of approximately $110 million.  Pursuant to the APA, the Companies will jointly acquire the Bluegrass Plant as tenants in common, with LG&E as owner of a 69% undivided interest, and KU as owner of a 31% undivided interest, in the purchased assets.  The purchase is subject to receipt of approvals from the KPSC, the VSCC, the Federal Energy Regulatory Commission, certain permit assignments or local approvals, and other conditions.  Either party can terminate the APA should a closing of the purchase transaction fail to have occurred by June 30, 2012.

Statements in this report and the accompanying press release, including statements with respect to future events and their timing, including the proposed transactions contemplated in the Companies’ regulatory filing, such as the new NGCC construction, the retirement of older plants or the Bluegrass Plant acquisition, as well as other statements as to future costs or expenses, asset acquisition or retirement, regulation, corporate strategy and generating capacity and performance, are “forward-looking statements” within the meaning of the federal securities laws.  Although the Companies believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations, assumptions and statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; market demand and prices for electricity; market demand for and costs of construction, materials, equipment and labor; environmental conditions and requirements and the related costs of compliance; political, regulatory or economic conditions in states, regions or countries where the Companies conduct business; and new state, federal or foreign legislation, including new tax or environmental legislation or regulation.  Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K, each Company’s respective Form S-4 and other reports on file with the Securities and Exchange Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	Press release dated September 15, 2011 of Louisville Gas and Electric Company and Kentucky Utilities Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

LG&E AND KU ENERGY LLC

By:	/s/ S. Bradford Rives
S. Bradford Rives Chief Financial Officer

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ S. Bradford Rives
S. Bradford Rives Chief Financial Officer

KENTUCKY UTILITIES COMPANY

By:	/s/ S. Bradford Rives
S. Bradford Rives Chief Financial Officer

Dated:  September 19, 2011